                                                                    EXHIBIT 10.1

                                    AMENDMENT NO. 4 and WAIVER dated as of March
                           31, 2004 (this "AMENDMENT"), to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 25, 2002 (as amended by Amendment No. 1 and Waiver dated as of March 10, 2003, Amendment No. 2 dated as of November 11, 2003 and Amendment No. 3 dated as of December 23, 2003, the "CREDIT AGREEMENT"), among STONE CONTAINER CORPORATION, a Delaware corporation ("STONE"), SMURFIT-STONE CONTAINER CANADA INC., a corporation continued under the Companies Act (Nova Scotia) ("SSC CANADA" and, together with Stone, the "BORROWERS"), the lenders party thereto (the "LENDERS"), JPMORGAN CHASE BANK, a New York banking corporation, as agent for the Lenders (an "AGENT"), DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as agent for the Lenders (an "AGENT"), as collateral agent for the Lenders, as administrative agent for the Lenders (the "ADMINISTRATIVE AGENT"), as swingline lender (the "SWINGLINE LENDER") and as Revolving Facility Facing Agent, and DEUTSCHE BANK AG, CANADA BRANCH, an authorized foreign bank permitted to carry on business in Canada and listed in Schedule III of the Bank Act (Canada), as Canadian administrative agent for the Lenders and as Revolving (Canadian) Facility Facing Agent (together with the Revolving Facility Facing Agent, the "FACING AGENTS").

                  A. Pursuant to the terms and subject to the conditions contained in the Credit Agreement, the Lenders, the Swingline Lender and the Facing Agents have extended, and have agreed to extend, credit to the Borrowers.

                  B. The Borrowers have requested that the Lenders agree to amend and waive certain provisions of the Credit Agreement as set forth in this Amendment. The Lenders are willing so to amend and waive the Credit Agreement on the terms and subject to the conditions set forth herein.

                  C. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

                  (a) SECTION 7.14(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                           "SECTION 7.14. CONSOLIDATED EBITDA. (a) Prior to the
                  JSC Transaction, permit Consolidated EBITDA for any four fiscal quarter period ending on a date set forth below to be less than the amount set forth opposite such date:

                  Date                                        Amount
                  ----                                        ------
                  December 31, 2003                           U.S.$375,000,000
                  March 31, 2004                              U.S.$335,000,000
                  June 30, 2004                               U.S.$285,000,000
                  September 30, 2004                          U.S.$285,000,000
                  December 31, 2004                           U.S.$335,000,000
                  March 31, 2005 and thereafter               U.S.$550,000,000

                  (b) SECTION 7.15 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                           "SECTION 7.15. INTEREST COVERAGE RATIO. (a) Prior to
                  the JSC Transaction, permit the ratio of (i) Consolidated EBITDA to (ii) Consolidated Interest Expense for any four fiscal quarter period ending on a date set forth below to be less than the ratio set forth opposite such date:

                  Date                                        Ratio
                  ----                                        -----
                  December 31, 2003                           1.50 to 1.00
                  March 31, 2004                              1.40 to 1.00
                  June 30, 2004                               1.20 to 1.00
                  September 30, 2004                          1.20 to 1.00
                  December 31, 2004                           1.30 to 1.00
                  March 31, 2005 and thereafter               1.75 to 1.00

                           (b) Following the JSC Transaction, permit the ratio
                  of (a) Consolidated EBITDA to (b) Consolidated Interest Expense for any four fiscal quarter period ending on a date set forth below to be less than the ratio set forth opposite such date:

                  Date                                        Ratio
                  ----                                        -----
                  June 30, 2004                               1.30 to 1.00
                  September 30, 2004                          1.30 to 1.00
                  December 31, 2004                           1.50 to 1.00
                  March 31, 2005 and thereafter               1.75 to 1.00"

                  SECTION 2. WAIVER. The Lenders hereby waive any Default or Event of Default that may have arisen as a result of the failure of the Borrowers to comply with the provisions of SECTION 7.14(a) and SECTION 7.15(a) of the Credit Agreement prior to the effectiveness of this Amendment and with respect to, but only with respect to, the four fiscal quarter period ending on March 31, 2004.

                  SECTION 3. REPRESENTATIONS AND WARRANTIES. To induce the other parties hereto to enter into this Amendment, each of the Borrowers represents and warrants to each other party hereto that, after giving effect to this Amendment, (a) the representations and warranties set forth in ARTICLE IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

                  SECTION 4. EFFECTIVENESS. This Amendment, shall become effective on the date (the "AMENDMENT EFFECTIVE DATE") that the Administrative Agent shall have received (a) counterparts of this Amendment that, when taken together, bear the signatures of the Required Lenders and each of the Borrowers and (b) the Amendment Fee (as defined below).

                  SECTION 5. AMENDMENT FEE. The Borrowers agree to pay to the Administrative Agent for the account of each Lender that executes and delivers to the Administrative Agent (or its counsel) a copy of this Amendment at or prior to 5:00 p.m., New York City time, on April 19, 2004 (the "SIGNING DATE"), an amendment fee (the "AMENDMENT FEE") in an amount equal to 0.125% of the sum of such Lender's Revolving Credit Commitment, Revolving (Supplemental) Credit Commitment, Revolving (Canadian) Credit Commitment (in each case, whether used or unused) and the principal amount of such Lender's outstanding Term Loans, in each case as of the Signing Date. The Amendment Fee shall be payable upon and subject to the effectiveness of this Amendment in accordance with Section 4 hereof. Once paid, the Amendment Fee shall not be refundable under any circumstances.

                  SECTION 6. EFFECT OF AMENDMENT. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agents, the Administrative Agent, the Collateral Agent, the Facing Agents, the Swingline Lender or the Borrowers under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

                  SECTION 7. ACKNOWLEDGMENT. Each of the undersigned Guarantors hereby acknowledges receipt of this Amendment and its review of the terms and conditions hereof. Each of the undersigned Guarantors hereby consents to the terms and conditions of this Amendment and hereby confirms its guarantee under the Guarantee Agreements to which it is a party and agrees that such guarantee shall continue to be in full force and effect and shall accrue to the benefit of the Lenders.

                  SECTION 8. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  SECTION 9. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 10. HEADINGS. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                            [signature pages follow]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                    STONE CONTAINER CORPORATION,

                                       by

                                              /s/ Richard P. Marra
                                         --------------------------------------
                                           Name:  Richard P. Marra
                                           Title: Assistant Treasurer

                                    SMURFIT-STONE CONTAINER CANADA
                                    INC.,

                                       by
                                              /s/ Richard P. Marra
                                         --------------------------------------
                                           Name:  Richard P. Marra
                                           Title: Assistant Treasurer


                                    DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                    individually and as an Agent, Administrative
                                    Agent, Collateral Agent, Revolving Facility
                                    Facing Agent and Swingline Lender,

                                       by
                                              /s/ Marco Orlando
                                         --------------------------------------
                                           Name:  Marco Orlando
                                           Title: Director


                                    JPMORGAN CHASE BANK, individually and as an Agent,

                                       by
                                              /s/ Peter S. Predun
                                         --------------------------------------
                                           Name:  Peter S. Predun
                                           Title: Vice President

GUARANTORS

                                    GUARANTOR OF U.S. AND CANADIAN FACILITIES

                                    ST. LAURENT PAPERBOARD (U.S.) INC.

                                    by
                                              /s/ Richard P. Marra
                                         --------------------------------------
                                           Name:  Richard P. Marra
                                           Title: Assistant Treasurer
                                    GUARANTORS OF CANADIAN FACILITIES:

                                    STONE CONTAINER CORPORATION

                                    by
                                              /s/ Richard P. Marra
                                         --------------------------------------
                                           Name:  Richard P. Marra
                                           Title: Assistant Treasurer

                                    FRANCOBEC COMPANY

                                    by
                                              /s/ Charles A. Hinrichs
                                         --------------------------------------
                                           Name:  Charles A. Hinrichs
                                           Title: Vice President and Chief
                                                  Financial Officer

                                    MBI LIMITED/LIMITEE

                                    by
                                              /s/ Charles A. Hinrichs
                                         --------------------------------------
                                           Name:  Charles A. Hinrichs
                                           Title: Vice President and Chief
                                                  Financial Officer

                                    SMURFIT-MBI

                                    by
                                              /s/ Charles A. Hinrichs
                                         --------------------------------------
                                           Name:  Charles A. Hinrichs
                                           Title: Vice President and Chief
                                                  Financial Officer

                                    605681 N.B. INC.

                                    by
                                              /s/ Charles A. Hinrichs
                                         --------------------------------------
                                           Name:  Charles A. Hinrichs
                                           Title: Vice President and Chief
                                                  Financial Officer

                                 SIGNATURE PAGE TO AMENDMENT NO. 4 AND WAIVER
                                 DATED AS OF MARCH 31, 2004, TO THE STONE
                                 CONTAINER CORPORATION AND SMURFIT-STONE
                                 CONTAINER CANADA INC. CREDIT AGREEMENT DATED AS OF JULY 25, 2002

                                    NORTHWOODS CAPITAL III, LIMITED,

                                       by  ANGELO, GORDON & CO., L.P.,
                                           as Collateral Manager,

                                           by     /s/ John W. Fraser
                                              ---------------------------------
                                               Name:  John W. Fraser
                                               Title: Managing Director


                                    NORTHWOODS CAPITAL III, LIMITED,

                                       by  ANGELO, GORDON & CO., L.P.,
                                           as Collateral Manager,

                                           by     /s/ John W. Fraser
                                              ---------------------------------
                                               Name:  John W. Fraser
                                               Title: Managing Director


                                    AG CAPITAL FUNDING PARTNERS, L.P.,

                                       by  ANGELO, GORDON & CO., L.P.,
                                           as Investment Advisor,

                                           by     /s/ John W. Fraser
                                              ---------------------------------
                                               Name:  John W. Fraser
                                               Title: Managing Director


                                    NORTHWOODS CAPITAL, LIMITED,

                                       by  ANGELO, GORDON & CO., L.P.,
                                           as Collateral Manager,

                                           by     /s/ John W. Fraser
                                              ---------------------------------
                                               Name:  John W. Fraser
                                               Title: Managing Director

                                    SEQUILS-CENTURION V, LTD.,

                                       by  American Express Asset
                                           Management Group Inc., as
                                           Collateral Manager

                                           by     /s/ Leanne Stavrakis
                                              ---------------------------------
                                               Name:  Leanne Stavrakis
                                               Title: Director - Operations


                                    CENTURION CDO II, LTD,

                                       by  American Express Asset
                                           Management Group Inc., as
                                           Collateral Manager

                                           by     /s/ Leanne Stavrakis
                                              ---------------------------------
                                               Name:  Leanne Stavrakis
                                               Title: Director - Operations


                                    CENTURION CDO VI, LTD,

                                       by  American Express Asset
                                           Management Group Inc., as
                                           Collateral Manager

                                           by     /s/ Leanne Stavrakis
                                              ---------------------------------
                                               Name:  Leanne Stavrakis
                                               Title: Director - Operations


                                    CREDIT INDUSTRIEL ET COMMERCIAL,

                                       by
                                              /s/ Sean Mounier
                                           ------------------------------------
                                           Name:  Sean Mounier
                                           Title: First Vice President

                                       by
                                              /s/ Brian O'Leary
                                           ------------------------------------
                                           Name:  Brian O' Leary
                                           Title: Vice President

                                    CLOSE INTERNATIONAL CUSTODY SERVICES
                                    LIMITED, as Custodian of CYPRESSTREE
                                    INTERNATIONAL LOAN HOLDING COMPANY LIMITED,

                                       by  CypressTree Strategic Debt
                                           Management Co., Inc. as investment
                                           Advisor,

                                           by     /s/ Jeff Megar
                                              ---------------------------------
                                               Name:  Jeff Megar
                                               Title: Manager

                                           by     /s/ Michelle Patterson
                                              ---------------------------------
                                               Name:  Michelle Patterson
                                               Title: Investment Analyst

                                    CITIGROUP INVESTMENTS
                                    CORPORATE LOAN FUND INC.,

                                       by  Travelers Asset Management Int'l
                                           Co. LLC,

                                           by     /s/ Roger Yee
                                              ---------------------------------
                                               Name:  Roger Yee
                                               Title: Vice President

                                    COLUMBUS LOAN FUNDING LTD.,

                                       by  Travelers Asset Management Int'l
                                           Co. LLC,

                                           by     /s/ Roger Yee
                                              ---------------------------------
                                               Name:  Roger Yee
                                               Title: Vice President

                                    CITIBANK, N.A.,

                                       by
                                              /s/ George F. Van
                                         --------------------------------------
                                           Name:  George F. Van
                                           Title: Managing Director

                                    BLUE SQUARE FUNDING LIMITED SERIES 3,

                                       by
                                              /s/ Jennifer DiPasquale
                                         --------------------------------------
                                           Name:  Jennifer DiPasquale
                                           Title: Assistant Vice President

                                    HANOVER SQUARE CLO LTD.,

                                       by  Blackstone Dept. Advisors L.P. as
                                           Collateral Manager,

                                           by     /s/ Dean T. Criares
                                              ---------------------------------
                                               Name:  Dean T. Criares
                                               Title: Managing Director


                                    MONUMENT PARK CDO LTD.,

                                       by  Blackstone Debt. Advisors L.P. as
                                           Collateral Manager,

                                           by     /s/ Dean T. Criares
                                              ---------------------------------
                                               Name:  Dean T. Criares
                                               Title: Managing Director

                                    BLACKROCK SENIOR LOAN TRUST,

                                       by
                                              /s/ Mark J. Williams
                                         --------------------------------------
                                           Name:  Mark J. Williams
                                           Title: Authorized Signatory

                                    MAGNETITE IV CLO, LIMITED,

                                       by
                                              /s/ Mark J. Williams
                                         --------------------------------------
                                           Name:  Mark J. Williams
                                           Title: Authorized Signatory

                                    MAGNETITE V CLO, LIMITED,

                                       by
                                              /s/ Mark J. Williams
                                         --------------------------------------
                                           Name:  Mark J. Williams
                                           Title: Authorized Signatory

                                    GALLATIN FUNDING I LTD.,

                                       by  Bear Stearns Asset Management
                                           Inc., as its Collateral Manager,

                                           by     /s/ Niall D. Rosenberg
                                              ---------------------------------
                                               Name:  Niall D. Rosenberg
                                               Title: Associate Director

                                    BRAYMOOR & co.,

                                       by  Bear Stearns Asset Management
                                           Inc., as its Attorney-in-Fact,

                                           by     /s/ Niall D. Rosenberg
                                              ---------------------------------
                                               Name:  Niall D. Rosenberg
                                               Title: Associate Director

                                    GRAYSTON CLO 2001-01 LTD.,

                                       by  Bear Stearns Asset Management
                                           Inc., as its Collateral Manager,

                                           by     /s/ Niall D. Rosenzwug
                                              ---------------------------------
                                               Name:  Niall D. Rosenzwug
                                               Title: Associate Director

                                    BANK ONE, N.A.,

                                       by
                                              /s/ Karen C. Ryan
                                         --------------------------------------
                                           Name:  Karen C. Ryan
                                           Title: Director

                                    THE BANK OF NEW YORK,

                                       by
                                              /s/ Mark Wrigley
                                         --------------------------------------
                                           Name:  Mark Wrigley
                                           Title: Vice President

                                    BANK OF MONTREAL,

                                       by
                                              /s/ S. Valia
                                         --------------------------------------
                                           Name:  S. Valia
                                           Title: Managing Director

                                    BANK OF AMERICA, N.A.,

                                       by
                                              /s/ Andrew Stinson
                                         --------------------------------------
                                           Name:  Andrew Stinson
                                           Title: Vice President

                                    LAGUNA FUNDING LLC,

                                       by
                                              /s/ Ann E. Morris
                                         --------------------------------------
                                           Name:  Ann E. Morris
                                           Title: Assistant Vice President

                                    HARBOUR TOWN FUNDING LLC,

                                       by
                                              /s/ Ann E. Morris
                                         --------------------------------------
                                           Name:  Ann E. Morris
                                           Title: Assistant Vice President

                                    ELT LTD.,

                                       by
                                              /s/ Ann E. Morris
                                         --------------------------------------
                                           Name:  Ann E. Morris
                                           Title: Authorized Agent

                                    PINEHURST TRADING, INC.,

                                       by
                                              /s/ Ann E. Morris
                                         --------------------------------------
                                           Name:  Ann E. Morris
                                           Title: Assistant Vice President

                                    WINGED FOOT FUNDING TRUST,

                                       by
                                              /s/ Ann E. Morris
                                         --------------------------------------
                                           Name:  Ann E. Morris
                                           Title: Authorized Agent

                                    JUPITER LOAN FUNDING LLC,

                                       by
                                              /s/ Ann E. Morris
                                         --------------------------------------
                                           Name:  Ann E. Morris
                                           Title: Assistant Vice President

                                    PPM SPYGLASS FUNDING TRUST,

                                       by
                                              /s/ Ann E. Morris
                                         --------------------------------------
                                           Name:  Ann E. Morris
                                           Title: Authorized Agent

                                    PPM SHADOW CREEK FUNDING LLC,

                                       by
                                              /s/ Ann E. Morris
                                         --------------------------------------
                                           Name:  Ann E. Morris
                                           Title: Assistant Vice President

                                    SAWGRASS TRADING LLC,

                                       by
                                              /s/ Ann E. Morris
                                         --------------------------------------
                                           Name:  Ann E. Morris
                                           Title: Assistant Vice President

                                    GLENEAGLES TRADING LLC,

                                       by
                                              /s/ Ann E. Morris
                                         --------------------------------------
                                           Name:  Ann E. Morris
                                           Title: Assistant Vice President

                                    STANWICH LOAN FUNDING LLC,

                                       by
                                              /s/ Ann E. Morris
                                         --------------------------------------
                                           Name:  Ann E. Morris
                                           Title: Assistant Vice President

                                    SUFFIELD CLO, LIMITED,

                                       by  DAVID L. BABSON & COMPANY
                                           INC., as Collateral Manager,

                                           by     /s/ Glenn P. Duffy, CFA
                                              ---------------------------------
                                               Name:  Glenn P. Duffy, CFA
                                               Title: Managing Director

                                    MAPLEWOOD (CAYMAN) LIMITED,

                                       by  DAVID L. BABSON & COMPANY
                                           INC., under delegated authority from
                                           Massachusetts Mutual Life Insurance
                                           Company, as Investment Manager,

                                           by     /s/ Glen P. Duffy, CFA
                                              ---------------------------------
                                               Name:  Glen P. Duffy, CFA
                                               Title: Managing Director

                                    APEX (IDM) CDO I, LTD.
                                    ELC (CAYMAN) LTD., CDO SERIES 1999-I
                                    ELC (CAYMAN) LTD., 1999-III
                                    ELC (CAYMAN) LTD., 2000-I
                                    TRYON CLO LTD. 2000-I,

                                       by  DAVID L. BABSON & COMPANY
                                           INC., as Collateral Agent,
                                           by     /s/ Glenn P. Duffy, CFA
                                              ---------------------------------
                                               Name:  Glenn P. Duffy, CFA
                                               Title: Managing Director

                                    MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

                                       by  DAVID L. BABSON & COMPANY,
                                           INC., as Investment Adviser,

                                           by     /s/ Glenn P. Duffy, CFA
                                              ---------------------------------
                                               Name:  Glenn P. Duffy, CFA
                                               Title: Managing Director

                                    ARES VII CLO LTD.,

                                       by  ARES CLO MANAGEMENT VI, L.P.,
                                           its Investment Manager

                                       by  ARES CLO GP VII, LLC, its General
                                           Partner

                                           by
                                                  /s/ Seth J. Brufsky
                                              ---------------------------------
                                               Name:  Seth J. Brufsky
                                               Title: Vice President

                                    ARES VIII CLO LTD.,

                                       by  ARES CLO MANAGEMENT VIII,
                                           L.P., its Investment Manager

                                       by  ARES CLO GP VIII, LLC, its General
                                           Partner

                                           by
                                                  /s/ Seth J. Brufsky
                                              ---------------------------------
                                              Name:   Seth J. Brufsky
                                              Title:  Vice President

                                    ARES V CLO LTD.,

                                       by  ARES CLO MANAGEMENT V, L.P.,
                                           its Investment Manager

                                       by  ARES CLO GP V, LLC, its Managing
                                           Member

                                           by
                                                  /s/ Seth J. Brufsky
                                              ---------------------------------
                                              Name:   Seth J. Brufsky
                                              Title:  Vice President

                                    ARES VI CLO LTD.,

                                       by  ARES CLO MANAGEMENT VI, L.P.,
                                           its Investment Manager

                                       by  ARES CLO GP VI, LLC, its Managing
                                           Member

                                           by
                                                  /s/ Seth J. Brufsky
                                              ---------------------------------
                                              Name:   Seth J. Brufsky
                                              Title:  Vice President

                                    ARES LEVERAGED INVESTMENT FUND
                                    II, L.P.,

                                       by  ARES CLO MANAGEMENT II, L.P.,
                                           its General Partner

                                           by
                                                  /s/ Seth J. Brufsky
                                              ---------------------------------
                                              Name:   Seth J. Brufsky
                                              Title:  Vice President

                                    ARES III CLO LTD.,

                                       by  ARES CLO MANAGEMENT, LLC,
                                           its Investment Manager

                                           by
                                                  /s/ Seth J. Brufsky
                                              ---------------------------------
                                              Name:   Seth J. Brufsky
                                              Title:  Vice President

                                    ARES IV CLO LTD.,

                                       by  ARES CLO MANAGEMENT IV, L.P.,
                                           Investment Manager

                                       by  ARES CLO GP IV, LLC its Managing
                                           Member

                                           by
                                                  /s/ Seth J. Brufsky
                                              ---------------------------------
                                              Name:   Seth J. Brufsky
                                              Title:  Vice President

                                       APEX (TRIMARAN) CPO I, LTD.,

                                         by     TRIMARAN ADVISERS, L.L.C.,

                                                by     /s/ David M. Millison
                                                   ----------------------------
                                                     Name:  David M. Millison
                                                     Title: Managing Director

                                       AMMC CDO II, LIMITED,

                                         by     AMERICAN MONEY
                                                MANAGEMENT CORP., as
                                                Collateral Manager,

                                                by     /s/ David P. Meyer
                                                   ----------------------------
                                                     Name:  David P. Meyer
                                                     Title: Vice President

                                       AMERICAN AGCREDIT, PCA,

                                         by
                                                   /s/ Vern Zander
                                           ------------------------------------
                                             Name:  Vern Zander
                                             Title: Vice President

                                    ALLSTATE LIFE INSURANCE COMPANY,

                                       by
                                              /s/ Chris Goergen
                                           ------------------------------------
                                           Name:  Chris Goergen
                                           Title: Authorized Signatory

                                       by
                                              /s/ Patricia W. Wilson
                                           ------------------------------------
                                           Name:  Patricia W. Wilson
                                           Title: Authorized Signatory

                                    AIMCO CDO SERIES 2000-A,

                                       by
                                              /s/ Chris Goergen
                                           ------------------------------------
                                           Name:  Chris Goergen
                                           Title: Authorized Signatory

                                       by
                                              /s/ Patricia W. Wilson
                                           ------------------------------------
                                           Name:  Patricia W. Wilson
                                           Title: Authorized Signatory

                                    AIMCO CLO SERIES 2001-A,

                                       by
                                              /s/ Chris Goergen
                                           ------------------------------------
                                           Name:  Chris Goergen
                                           Title: Authorized Signatory

                                       by
                                              /s/ Patricia W. Wilson
                                           ------------------------------------
                                           Name:  Patricia W. Wilson
                                           Title: Authorized Signatory

                                    MONUMENT CAPITAL LTD., AS ASSIGNEE,

                                       by  ALLIANCE CAPITAL
                                           MANAGEMENT L.P., as Investment
                                           Manager,

                                       by  ALLIANCE CAPITAL
                                           MANAGEMENT CORPORATION, as
                                           General Partner,

                                         by
                                                 /s/ Sverker M. M. Johansson
                                              ---------------------------------
                                              Name:  Sverker M. M. Johansson
                                              Title: Vice President

                                    NEW ALLIANCE GLOBAL CPO, LIMITED,

                                       by  ALLIANCE CAPITAL
                                           MANAGEMENT L.P., as Sub-
                                           Advisor,

                                       by  ALLIANCE CAPITAL
                                           MANAGEMENT CORPORATION, as
                                           General Partner,

                                         by
                                                  /s/ Sverker M. M. Johansson
                                              ---------------------------------
                                              Name:  Sverker M. M. Johansson
                                              Title: Vice President

                                    SEQUILS-CUMBERLAND I, LTD.,

                                         by  DEERFIELD CAPITAL
                                             MANAGEMENT LLC, as Collateral
                                             Manager,

                                             by     /s/ Peter Sakon
                                                -------------------------------
                                                 Name:  Peter Sakon
                                                 Title: Vice President

                                    ROSEMONT CLO, LTD.,

                                       by  DEERFIELD CAPITAL
                                           MANAGEMENT LLC, as Collateral
                                           Manager,

                                           by     /s/ Peter Sakon
                                              ---------------------------------
                                               Name:  Peter Sakon
                                               Title: Vice President

                                    BRYN MAWR CLO, LTD.,

                                       by  DEERFIELD CAPITAL
                                           MANAGEMENT LLC, as Collateral
                                           Manager,

                                           by     /s/ Peter Sakon
                                              ---------------------------------
                                               Name:  Peter Sakon
                                               Title: Vice President

                                    FOREST CREEK CLO, LTD.,

                                       by  DEERFIELD CAPITAL
                                           MANAGEMENT LLC, as Collateral
                                           Manager,

                                           by     /s/ Peter Sakon
                                              ---------------------------------
                                               Name:  Peter Sakon
                                               Title: Vice President

                                    SENIOR DEBT PORTFOLIO,

                                       by  BOSTON MANAGEMENT AND
                                           RESEARCH, as Investment Advisor,

                                           by     /s/ Michael B. Botthof
                                              ---------------------------------
                                               Name:  Michael B. Botthof
                                               Title: Vice President

                                    EATON VANCE SENIOR INCOME TRUST,

                                       by  EATON VANCE MANAGEMENT,
                                           as Investment Advisor,

                                           by     /s/ Michael B. Botthof
                                              ---------------------------------
                                               Name:  Michael B. Botthof
                                               Title: Vice President

                                    EATON VANCE INSTITUTIONAL SENIOR LOAN FUND,

                                       by  EATON VANCE MANAGEMENT,
                                           as Investment Advisor,

                                           by     /s/ Michael B. Botthof
                                              ---------------------------------
                                               Name:  Michael B. Botthof
                                               Title: Vice President

                                    OXFORD STRATEGIC INCOME FUND,

                                       by  EATON VANCE MANAGEMENT,
                                           as Investment Advisor,

                                           by     /s/ Michael B. Botthof
                                              ---------------------------------
                                               Name:  Michael B. Botthof
                                               Title: Vice President

                                    EATON VANCE CDO II, LTD.,

                                       by  EATON VANCE MANAGEMENT,
                                           as Investment Advisor,

                                           by     /s/ Michael B. Botthof
                                              ---------------------------------
                                               Name:  Michael B. Botthof
                                               Title: Vice President

                                    EATON VANCE CDO III, LTD.,

                                       by  EATON VANCE MANAGEMENT,
                                           as Investment Advisor,

                                           by     /s/ Michael B. Botthof
                                              ---------------------------------
                                               Name:  Michael B. Botthof
                                               Title: Vice President

                                    COSTANTINUS EATON VANCE CDO V, LTD.,

                                       by  EATON VANCE MANAGEMENT,
                                           as Investment Advisor,

                                           by     /s/ Michael B. Botthof
                                              ---------------------------------
                                               Name:  Michael B. Botthof
                                               Title: Vice President

                                    EATON VANCE CDO VI, LTD.,

                                       by  EATON VANCE MANAGEMENT,
                                           as Investment Advisor,

                                           by     /s/ Michael B. Botthof
                                              ---------------------------------
                                               Name:  Michael B. Botthof
                                               Title: Vice President

                                    GRAYSON & CO.,

                                       by  BOSTON MANAGEMENT AND
                                           RESEARCH, as Investment Advisor,

                                           by     /s/ Michael B. Botthof
                                              ---------------------------------
                                               Name:  Michael B. Botthof
                                               Title: Vice President

                                    BIG SKY SENIOR LOAN FUND, LTD.,

                                       by  EATON VANCE MANAGEMENT,
                                           as Investment Advisor,

                                           by     /s/ Michael B. Botthof
                                              ---------------------------------
                                               Name:  Michael B. Botthof
                                               Title: Vice President

                                    EATON VANCE VT FLOATING-RATE INCOME FUND,

                                       by  EATON VANCE MANAGEMENT,
                                           as Investment Advisor,

                                           by     /s/ Michael B. Botthof
                                              ---------------------------------
                                               Name:  Michael B. Botthof
                                               Title: Vice President

                                    EATON VANCE LIMITED DURATION INCOME FUND,

                                       by  EATON VANCE MANAGEMENT,
                                           as Investment Advisor,

                                           by     /s/ Michael B. Botthof
                                              ---------------------------------
                                               Name:  Michael B. Botthof
                                               Title: Vice President

                                    TOLLI & CO.,

                                       by  EATON VANCE MANAGEMENT,
                                           as Investment Advisor,

                                           by     /s/ Michael B. Botthof
                                              ---------------------------------
                                               Name:  Michael B. Botthof
                                               Title: Vice President

                                    EATON VANCE SENIOR FLOATING-RATE TRUST,

                                       by  EATON VANCE MANAGEMENT,
                                           as Investment Advisor,

                                           by     /s/ Michael B. Botthof
                                              ---------------------------------
                                               Name:  Michael B. Botthof
                                               Title: Vice President

                                    SEQUILS - PILGRIM I, LTD.,

                                       by  ING INVESTMENTS, LLC, as its
                                           Investment Manager,

                                           by     /s/ James E. Grimes
                                              ---------------------------------
                                               Name:  James E. Grimes
                                               Title: Vice President

                                    ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.,

                                       by  ING INVESTMENTS, LLC, as its
                                           Investment Manager,

                                           by     /s/ James E. Grimes
                                              ---------------------------------
                                               Name:  James E. Grimes
                                               Title: Vice President

                                    ING PRIME RATE TRUST,

                                       by  AELTUS INVESTMENT
                                           MANAGEMENT, INC., as its
                                           Investment Manager,

                                           by     /s/ James E. Grimes
                                              ---------------------------------
                                               Name:  James E. Grimes
                                               Title: Vice President

                                    ING SENIOR INCOME FUND,

                                       by  AELTUS INVESTMENT
                                           MANAGEMENT, INC, as its
                                           Investment Manager,

                                           by     /s/ James E. Grimes
                                              ---------------------------------
                                               Name:  James E. Grimes
                                               Title: Vice President

                                    ENDURANCE CLO I, LTD.,

                                       by  ING CAPITAL ADVISORS LLC, as
                                           its Portfolio Manager,

                                           by     /s/ Robert D. Cohen
                                              ---------------------------------
                                               Name:  Robert D. Cohen
                                               Title: Vice President

                                    ING-ORYX CLO, LTD.,

                                       by  ING CAPITAL ADVISORS LLC, as
                                           its Collateral Manager,

                                           by     /s/ Robert D. Cohen
                                              ---------------------------------
                                               Name:  Robert D. Cohen
                                               Title: Vice President

                                    SEQUILS-ING I (HBDGM), LTD.,

                                       by  ING CAPITAL ADVISORS LLC, as
                                           Collateral Manager,

                                           by     /s/ Robert D. Cohen
                                              ---------------------------------
                                               Name:  Robert D. Cohen
                                               Title: Vice President

                                    NEMEAN CLO, LTD.,

                                       by  ING CAPITAL ADVISORS LLC, as
                                           its Investment Manager,

                                           by     /s/ Robert D. Cohen
                                              ---------------------------------
                                               Name:  Robert D. Cohen
                                               Title: Vice President

                                    BALANCED HIGH-YIELD FUND II, LTD.,

                                       by  ING CAPITAL ADVISORS LLC, as
                                           Asset Manager,

                                           by     /s/ Robert D. Cohen
                                              ---------------------------------
                                               Name:  Robert D. Cohen
                                               Title: Vice President

                                    ARCHIMEDES FUNDING IV (CAYMAN), LTD.,

                                       by  ING CAPITAL ADVISORS LLC, as
                                           Collateral Manager,

                                           by     /s/ Robert D. Cohen
                                              ---------------------------------
                                               Name:  Robert D. Cohen
                                               Title: Vice President

                                    ARCHIMEDES FUNDING III, LTD.,

                                       by  ING CAPITAL ADVISORS LLC, as
                                           Collateral Manager,

                                           by     /s/ Robert D. Cohen
                                              ---------------------------------
                                               Name:  Robert D. Cohen
                                               Title: Vice President

                                    INDOSUEZ CAPITAL FUNDING IIA, LIMITED,

                                       by  INDOSUEZ CAPITAL, as Portfolio
                                           Advisor,

                                           by     /s/ Charles Kobayashi
                                              ---------------------------------
                                               Name:  Charles Kobayashi
                                               Title: Principal and Portfolio
                                                      Manager

                                    HIGHLAND LEGACY LIMITED,

                                       by  HIGHLAND CAPITAL
                                           MANAGEMENT, as Collateral
                                           Manager,

                                           by     /s/ Mark Okada
                                              ---------------------------------
                                               Name:  Mark Okada
                                               Title: Chief Investment Officer

                                    PAM CAPITAL FUNDING L.P.,

                                       by  HIGHLAND CAPITAL
                                           MANAGEMENT, L.P., as Collateral
                                           Manager,

                                           by     /s/ Mark Okada
                                              ---------------------------------
                                               Name:  Mark Okada
                                               Title: Chief Investment Officer

                                    HIGHLAND LOAN FUNDING V LTD.,

                                       by  HIGHLAND CAPITAL
                                           MANAGEMENT L.P., as Collateral
                                           Manager,

                                           by     /s/ Mark Okada
                                              ---------------------------------
                                               Name:  Mark Okada
                                               Title: Chief Investment Officer

                                    HIGHLAND OFFSHORE PARTNERS, L.P.,

                                       by  HIGHLAND CAPITAL
                                           MANAGEMENT, L.P., as Collateral
                                           Manager,

                                           by     /s/ Mark Okada
                                              ---------------------------------
                                               Name:  Mark Okada
                                               Title: Chief Investment Officer

                                    RESTORATION FUNDING CLO, LTD.,

                                       by  HIGHLAND CAPITAL
                                           MANAGEMENT, L.P., as Collateral
                                           Manager,

                                           by     /s/ Mark Okada
                                              ---------------------------------
                                               Name:  Mark Okada
                                               Title: Chief Investment Officer

                                    ELF FUNDING TRUST I,

                                       by  HIGHLAND CAPITAL
                                           MANAGEMENT, L.P., as Capital
                                           Manager,

                                           by     /s/ Mark Okada
                                              ---------------------------------
                                               Name:  Mark Okada
                                               Title: Chief Investment Officer

                                    HCM US LOANS MAC 43, LLC,

                                       by  HIGHLAND CAPITAL
                                           MANAGEMENT, L.P., as Attorney-
                                           in-Fact,

                                           by     /s/ Mark Okada
                                              ---------------------------------
                                               Name:  Mark Okada
                                               Title: Chief Investment Officer

                                    LOAN FUNDING IV, LLC,

                                       by  HIGHLAND CAPITAL
                                           MANAGEMENT, L.P., as Portfolio
                                           Manager,

                                           by     /s/ Mark Okada
                                              ---------------------------------
                                               Name:  Mark Okada
                                               Title: Chief Investment Officer

                                    HEWETT'S ISLAND CDO, LTD.,

                                       by  CYPRESSTREE INVESTMENT
                                           MANAGEMENT COMPANY,
                                           INC., as Portfolio Manager,

                                           by     /s/ Michelle L. Patterson
                                              ---------------------------------
                                               Name:  Michelle L. Patterson
                                               Title: Investment Analyst

                                    GULF STREAM-COMPASS CLO 2002-1 LTD.,

                                       by  GULF STREAM ASSET
                                           MANAGEMENT LLC, as Collateral
                                           Manager,

                                           by     /s/ Barry K. Love
                                              ---------------------------------
                                               Name:  Barry K. Love
                                               Title: Chief Credit Officer

                                    GULF STREAM-COMPASS CLO 2003-1 LTD.,

                                       by  GULF STREAM ASSET
                                           MANAGEMENT LLC, as Collateral
                                           Manager,

                                           by     /s/ Barry K. Love
                                              ---------------------------------
                                               Name:  Barry K. Love
                                               Title: Chief Credit Officer

                                    GENERAL ELECTRIC CAPITAL CORPORATION,

                                       by
                                              /s/ Karl Kieffer
                                         --------------------------------------
                                           Name:  Karl Kieffer
                                           Title: Duly Authorized Signatory

                                    FRANKLIN CLO I, LIMITED,

                                       by
                                              /s/ David Ardini
                                         --------------------------------------
                                           Name:  David Ardini
                                           Title: Vice President

                                    FRANKLIN CLO II, LIMITED,

                                       by
                                              /s/ David Ardini
                                         --------------------------------------
                                           Name:  David Ardini
                                           Title: Vice President

                                    FRANKLIN CLO III, LIMITED,

                                       by
                                              /s/ David Ardini
                                         --------------------------------------
                                           Name:  David Ardini
                                           Title: Vice President

                                    FRANKLIN FLOATING RATE DAILY
                                    ACCESS FUND,

                                       by
                                              /s/ David Ardini
                                         --------------------------------------
                                           Name:  David Ardini
                                           Title: Vice President

                                    FRANKLIN FLOATING RATE TRUST,

                                       by
                                              /s/ David Ardini
                                         --------------------------------------
                                           Name:  David Ardini
                                           Title: Asst. Vice President

                                    FRANKLIN FLOATING RATE MASTER SERIES,

                                       by
                                              /s/ David Ardini
                                         --------------------------------------
                                           Name:  David Ardini
                                           Title: Asst. Vice President

                                    FOOTHILL INCOME TRUST, L.P.,

                                       by  FIT GP, LLC, its General Partner,

                                           by     /s/ Sean T. Dixon
                                              ---------------------------------
                                               Name:  Sean T. Dixon
                                               Title: Managing Member

                                    THE FOOTHILL GROUP, INC.,

                                       by
                                              /s/ Sean T. Dixon
                                         --------------------------------------
                                           Name:  Sean T. Dixon
                                           Title: Vice President

                                    FLAGSHIP CLO 2001-1,

                                       by
                                              /s/ Mark S. Pelletier
                                         --------------------------------------
                                           Name:  Mark S. Pelletier
                                           Title: Director

                                    FLAGSHIP CLO II,

                                       by
                                              /s/ Mark S. Pelletier
                                         --------------------------------------
                                           Name:  Mark S. Pelletier
                                           Title: Director

                                    FIDELITY ADVISOR SERIES II: FIDELITY
                                    ADVISOR FLOATING RATE HIGH
                                    INCOME FUND,

                                       by
                                              /s/ John H. Costello
                                         --------------------------------------
                                           Name:  John H. Costello
                                           Title: Assistant Treasurer

                                    BALLYROCK CLO II LIMITED,

                                       by  BALLYROCK INVESTMENT
                                           ADVISORS LLC, as Collateral
                                           Manager,

                                           by     /s/ Lisa Rymut
                                              ---------------------------------
                                               Name:  Lisa Rymut
                                               Title: Assistant Treasurer

                                    EMERALD ORCHARD LIMITED,

                                       by
                                                /s/ Stacey Malek
                                           ------------------------------------
                                               Name:  Stacey Malek
                                               Title: Attorney-in-Fact

                                    SARATOGA CLO I, LIMITED,

                                       by  INVESCO SENIOR SECURED
                                           MANAGEMENT, INC., as Asset
                                           Manager,

                                           by     /s/ Joseph Rotondo
                                              ---------------------------------
                                               Name:  Joseph Rotondo
                                               Title: Authorized Signatory

                                    SAGAMORE CLO LTD.,

                                       by  INVESCO SENIOR SECURED
                                           MANAGEMENT, INC., as
                                           Collateral Manager,

                                           by     /s/ Joseph Rotondo
                                              ---------------------------------
                                               Name:  Joseph Rotondo
                                               Title: Authorized Signatory

                                    SEQUILS-LIBERTY, LTD.,

                                       by  INVESCO SENIOR SECURED
                                           MANAGEMENT, INC., as
                                           Collateral Manager,

                                           by     /s/ Joseph Rotondo
                                              ---------------------------------
                                               Name:  Joseph Rotondo
                                               Title: Authorized Signatory

                                    INVESCO CBO 2000-1 LTD.,

                                       by  INVESCO SENIOR SECURED
                                           MANAGEMENT, INC., as Portfolio
                                           Advisor,

                                           by     /s/ Joseph Rotondo
                                              ---------------------------------
                                               Name:  Joseph Rotondo
                                               Title: Authorized Signatory

                                    INVESCO EUROPEAN CDO I S.A.,

                                       by  INVESCO SENIOR SECURED
                                           MANAGEMENT, INC., as
                                           Collateral Manager,

                                           by     /s/ Joseph Rotondo
                                              ---------------------------------
                                               Name:  Joseph Rotondo
                                               Title: Authorized Signatory

                                    AIM FLOATING RATE FUND,

                                       by  INVESCO SENIOR SECURED
                                           MANAGEMENT, INC., as
                                           Sub-Adviser,

                                           by     /s/ Joseph Rotondo
                                              ---------------------------------
                                               Name:  Joseph Rotondo
                                               Title: Authorized Signatory

                                    DIVERSIFIED CREDIT PORTFOLIO LTD.,

                                       by  INVESCO SENIOR SECURED
                                           MANAGEMENT, INC., as
                                           Investment Adviser,

                                           by     /s/ Joseph Rotondo
                                              ---------------------------------
                                               Name:  Joseph Rotondo
                                               Title: Authorized Signatory

                                    CHARTER VIEW PORTFOLIO,

                                       by  INVESCO SENIOR SECURED
                                           MANAGEMENT, INC., as
                                           Investment Advisor,

                                           by     /s/ Joseph Rotondo
                                              ---------------------------------
                                               Name:  Joseph Rotondo
                                               Title: Authorized Signatory

                                    AVALON CAPITAL LTD. 2,

                                       by  INVESCO SENIOR SECURED
                                           MANAGEMENT, INC., as Portfolio
                                           Advisor,

                                           by     /s/ Joseph Rotondo
                                              ---------------------------------
                                               Name:  Joseph Rotondo
                                               Title: Authorized Signatory

                                    AVALON CAPITAL LTD.,

                                       by  INVESCO SENIOR SECURED
                                           MANAGEMENT, INC., as Portfolio
                                           Advisor,

                                           by     /s/ Joseph Rotondo
                                              ---------------------------------
                                               Name:  Joseph Rotondo
                                               Title: Authorized Signatory

                                    KATONAH I, LTD.,

                                       by
                                              /s/ Ralph Della Rocca
                                         --------------------------------------
                                           Name:  Ralph Della Rocca
                                           Title: Authorized Officer
                                                  Katonah Capital, L.L.C.,
                                                  as Manager

                                    KATONAH II, LTD.,

                                       by
                                              /s/ Ralph Della Rocca
                                         --------------------------------------
                                           Name:  Ralph Della Rocca
                                           Title: Authorized Officer
                                                  Katonah Capital, L.L.C.,
                                                  as Manager

                                    KATONAH III, LTD.,

                                       by
                                              /s/ Ralph Della Rocca
                                         --------------------------------------
                                           Name:  Ralph Della Rocca
                                           Title: Authorized Officer
                                                  Katonah Capital, L.L.C.,
                                                  as Manager

                                    KATONAH IV, LTD.,

                                       by
                                              /s/ Ralph Della Rocca
                                         --------------------------------------
                                           Name:  Ralph Della Rocca
                                           Title: Authorized Officer

                                                  Katonah Capital, L.L.C.,
                                                  as Manager

                                    KATONAH V, LTD.,

                                       by
                                              /s/ Ralph Della Rocca
                                         --------------------------------------
                                           Name:  Ralph Della Rocca
                                           Title: Authorized Officer
                                                  Katonah Capital, L.L.C.,
                                                  as Manager

                                    SOCIETE GENERALE,

                                       by
                                              /s/ Anne-Marie Dumortier
                                         --------------------------------------
                                           Name:  Anne-Marie Dumortier
                                           Title: Vice President

                                    SIERRA CLO I, LTD.,

                                       by
                                              /s/ John M. Casparian
                                         --------------------------------------
                                           Name:  John M. Casparian
                                           Title: Chief Operating Officer
                                                  Centre Pacific L.L.P.
                                                  (Manager)

                                    SENECA CBO IV, LIMITED,

                                       by
                                              /s/ Warren Goodrich
                                         --------------------------------------
                                           Name:  Warren Goodrich
                                           Title: Analyst

                                    SENECA CBO III, LIMITED,

                                       by
                                              /s/ Warren Goodrich
                                         --------------------------------------
                                           Name:  Warren Goodrich
                                           Title: Analyst

                                    SANKATY ADVISORS, LLC AS
                                    COLLATERAL MANAGER FOR AVERY
                                    POINT CLO, LTD., AS TERM LENDER,

                                       by
                                              /s/ Stacy Braatz
                                         --------------------------------------
                                           Name:  Stacy Braatz
                                           Title: Secretary

                                    SANKATY HIGH YIELD PARTNERS II,
                                    L.P.,

                                       by
                                              /s/ Stacy Braatz
                                         --------------------------------------
                                           Name:  Stacy Braatz
                                           Title: Secretary

                                    SANKATY ADVISORS, LLC AS
                                    COLLATERAL MANAGER FOR CASTLE
                                    HILL I - INGOTS, LTD., AS TERM
                                    LENDER,

                                       by
                                              /s/ Stacy Braatz
                                         --------------------------------------
                                           Name:  Stacy Braatz
                                           Title: Secretary

                                    SANKATY ADVISORS, LLC AS
                                    COLLATERAL MANAGER FOR CASTLE
                                    HILL III CLO, LIMITED, AS TERM
                                    LENDER,

                                       by
                                              /s/ Stacy Braatz
                                         --------------------------------------
                                           Name:  Stacy Braatz
                                           Title: Secretary

                                    SANKATY ADVISORS, LLC AS
                                    COLLATERAL MANAGER FOR RACE
                                    POINT CLO, LIMITED, AS TERM
                                    LENDER,

                                       by
                                              /s/ Stacy Braatz
                                         --------------------------------------
                                           Name:  Stacy Braatz
                                           Title: Secretary

                                    SANKATY ADVISORS, LLC AS
                                    COLLATERAL MANAGER FOR GREAT
                                    POINT CLO 1999-1 LTD., AS TERM
                                    LENDER,

                                       by
                                              /s/ Stacy Braatz
                                         --------------------------------------
                                           Name:  Stacy Braatz
                                           Title: Secretary

                                    SANKATY ADVISORS, LLC AS
                                    COLLATERAL MANAGER FOR CASTLE
                                    HILL II - INGOTS, LTD., AS TERM
                                    LENDER,

                                       by
                                              /s/ Stacy Braatz
                                         --------------------------------------
                                           Name:  Stacy Braatz
                                           Title: Secretary

                                    SANKATY ADVISORS, LLC AS
                                    COLLATERAL MANAGER FOR RACE
                                    POINT II CLO, LIMITED, AS TERM
                                    LENDER,

                                       by
                                              /s/ Stacy Braatz
                                         --------------------------------------
                                           Name:  Stacy Braatz
                                           Title: Secretary

                                    SUNAMERICA LIFE INSURANCE COMPANY,

                                       by  AIG GLOBAL INVESTMENT
                                           CORP., its Investment Advisor,

                                           by     /s/ W. Jeffrey Baxter
                                              ---------------------------------
                                               Name:  W. Jeffrey Baxter
                                               Title: Vice President

                                    GALAXY CLO 2003-1, LTD.,

                                       by  AIG GLOBAL INVESTMENT
                                           CORP., its Investment Advisor,

                                           by     /s/ W. Jeffrey Baxter
                                              ---------------------------------
                                               Name:  W. Jeffrey Baxter
                                               Title: Vice President

                                    GALAXY CLO 1999-1, LTD.,

                                       by  AIG GLOBAL INVESTMENT
                                           CORP., as Collateral Manager,

                                           by     /s/ W. Jeffrey Baxter
                                              ---------------------------------
                                               Name:  W. Jeffrey Baxter
                                               Title: Vice President

                                    REGIONS BANK,

                                       by
                                              /s/ Tammy M. Foshee
                                         --------------------------------------
                                           Name:  Tammy M. Foshee
                                           Title: Assistant Vice President

                                    FOXE BASIN CLO 2003, LTD.,

                                       by  ROYAL BANK OF CANADA, as
                                           Collateral Manager

                                           by     /s/ Melissa Marano
                                              ---------------------------------
                                               Name:  Melissa Marano
                                               Title: Authorized Signatory

                                    SEQUILS-GLACE BAY, LTD.,

                                       by  ROYAL BANK OF CANADA, as
                                           Collateral Manager

                                           by     /s/ Melissa Marano
                                              ---------------------------------
                                               Name:  Melissa Marano
                                               Title: Authorized Signatory

                                    THE PRUDENTIAL INSURANCE
                                    COMPANY OF AMERICA,

                                       by  PRUDENTIAL INVESTMENT
                                           MANAGEMENT, INC., as
                                           Investment Advisor,

                                           by     /s/ B. Ross Smead
                                              ---------------------------------
                                               Name:  B. Ross Smead
                                               Title: Vice President

                                    DRYDEN LEVERAGED LOAN CDO 2002-II,

                                       by  PRUDENTIAL INVESTMENT
                                           MANAGEMENT, INC., as
                                           Collateral Manager,

                                           by     /s/ B. Ross Smead
                                              ---------------------------------
                                               Name:  B. Ross Smead
                                               Title: Vice President

                                    OASIS COLLATERALIZED HIGH
                                    INCOME PORTFOLIO-1, LTD.,

                                       by  PATRIARCH PARTNERS XIII,
                                           LLC, its Managing Agent,

                                           by     /s/ Lynn Tilton
                                              ---------------------------------
                                               Name:  Lynn Tilton
                                               Title: Manager

                                    AMARA-2 FINANCE LTD.,

                                       by  PATRIARCH PARTNERS XII,
                                           LLC, its Managing Agent,

                                           by     /s/ Lynn Tilton
                                              ---------------------------------
                                               Name:  Lynn Tilton
                                               Title: Manager

                                    AMARA-1 FINANCE LTD.,

                                       by  PATRIARCH PARTNERS XI, LLC,
                                           its Managing Agent,

                                           by     /s/ Lynn Tilton
                                              ---------------------------------
                                               Name:  Lynn Tilton
                                               Title: Manager

                                    AERIES FINANCE-II LTD.,

                                       by  PATRIARCH PARTNERS X, LLC,
                                           its Managing Agent,

                                           by     /s/ Lynn Tilton
                                              ---------------------------------
                                               Name:  Lynn Tilton
                                               Title: Manager

                                    CERES II FINANCE LTD.,

                                       by  PATRIARCH PARTNERS IX, LLC,
                                           its Managing Agent,

                                           by     /s/ Lynn Tilton
                                              ---------------------------------
                                               Name:  Lynn Tilton
                                               Title: Manager

                                    OCTAGON INVESTMENT PARTNERS II,
                                    LLC,

                                       by  OCTAGON CREDIT INVESTORS,
                                           LLC, as Sub-Investment Manager,

                                           by     /s/ Andrew D. Gordon

                                              ---------------------------------
                                               Name:  Andrew D. Gordon
                                               Title: Portfolio Manager

                                    OCTAGON INVESTMENT PARTNERS III,
                                    LTD.,

                                       by  OCTAGON CREDIT INVESTORS,
                                           LLC, as Portfolio Manager,

                                           by     /s/ Andrew D. Gordon
                                              ---------------------------------
                                               Name:  Andrew D. Gordon
                                               Title: Portfolio Manager

                                    OCTAGON INVESTMENT PARTNERS V,
                                    LTD.,

                                       by  OCTAGON CREDIT INVESTORS,
                                           LLC, as Portfolio Manager,

                                           by     /s/ Andrew D. Gordon
                                              ---------------------------------
                                               Name:  Andrew D. Gordon
                                               Title: Portfolio Manager

                                    OCTAGON INVESTMENT PARTNERS VI,
                                    LTD.,

                                       by  OCTAGON CREDIT INVESTORS,
                                           LLC, as Collateral Manager,

                                           by     /s/ Andrew D. Gordon
                                              ---------------------------------
                                               Name:  Andrew D. Gordon
                                               Title: Portfolio Manager

                                    OAK HILL SECURITIES FUND, L.P.,

                                       by  OAK HILL SECURITIES GENPAR,
                                           L.P., its General Partner,

                                       by  OAK HILL SECURITIES MGP, Inc.,
                                           its General Partner,

                                         by
                                                  /s/ Scott D. Krase
                                              ---------------------------------
                                              Name:   Scott D. Krase
                                              Title:  Vice President

                                    OAK HILL SECURITIES FUND II, L.P.,

                                       by  OAK HILL SECURITIES GENPAR II,
                                           L.P., its General Partner,

                                       by  OAK HILL SECURITIES MGP II,
                                           Inc., its General Partner,

                                         by
                                                  /s/ Scott D. Krase
                                              ---------------------------------
                                              Name:   Scott D. Krase
                                              Title:  Vice President

                                    OAK HILL CREDIT PARTNERS I,
                                    LIMITED,

                                       by  OAK HILL CLO
                                           MANAGEMENT I, LLC, as
                                           Investment Manager,

                                           by     /s/ Scott D. Krase
                                              ---------------------------------
                                               Name:  Scott D. Krase
                                               Title: Authorized Person

                                    OAK HILL CREDIT PARTNERS II,
                                    LIMITED,

                                       by  OAK HILL CLO
                                           MANAGEMENT II, LLC, as
                                           Investment Manager,
                                           by     /s/ Scott D. Krase
                                              ---------------------------------
                                               Name:  Scott D. Krase
                                               Title: Authorized Person

                                    OAK HILL CREDIT PARTNERS III,
                                    LIMITED,

                                       by  OAK HILL CLO
                                           MANAGEMENT III, LLC, as
                                           Investment Manager,

                                           by     /s/ Scott D. Krase
                                              ---------------------------------
                                               Name:  Scott D. Krase
                                               Title: Authorized Person

                                    NUVEEN SENIOR INCOME FUND,

                                       by
                                              /s/ Lenny Mason
                                         --------------------------------------
                                           Name:  Lenny Mason
                                           Title: Portfolio Manager

                                    NUVEEN TAX ADVANTAGED TOTAL
                                    RETURN STRATEGY FUND,

                                       by
                                              /s/ Lenny Mason
                                         --------------------------------------
                                           Name:  Lenny Mason
                                           Title: Portfolio Manager

                                    NUVEEN DIVERSIFIED DIVIDEND AND
                                    INCOME FUND,

                                       by
                                              /s/ Lenny Mason
                                         --------------------------------------
                                           Name:  Lenny Mason
                                           Title: Portfolio Manager

                                    NORSE CBO, LTD.,

                                       by  REGIMENT CAPITAL
                                           MANAGEMENT, LLC, as its
                                           Investment Advisor

                                       by  REGIMENT CAPITAL ADVISORS,
                                           LLC, its Manager and pursuant to
                                           delegated authority,

                                           by
                                                  /s/ Timothy S. Peterson
                                              ---------------------------------
                                              Name:   Timothy S. Peterson
                                              Title:  President

                                    CLYDESDALE CLO 2003 LTD.,

                                       by  NOMURA CORPORATE
                                           RESEARCH AND ASSET
                                           MANAGEMENT INC., as Agent,

                                           by     /s/ Elizabeth MacLean
                                              ---------------------------------
                                               Name:  Elizabeth MacLean
                                               Title: Director

                                    CLYDESDALE CLO 2001-1 LTD.,

                                       by  NOMURA CORPORATE
                                           RESEARCH AND ASSET
                                           MANAGEMENT INC., as Collateral
                                           Manager,

                                           by     /s/ Elizabeth MacLean
                                              ---------------------------------
                                              Name:   Elizabeth MacLean
                                              Title:  Director

                                    NOMURA BOND AND LOAN FUND,

                                       by  UFJ TRUST BANK LIMITED, as
                                           Trustee

                                       by  NOMURA CORPORATE RESEARCH
                                           AND ASSET MANAGEMENT INC.,
                                           Attorney-in-Fact,

                                         by
                                                  /s/ Elizabeth MacLean
                                              ---------------------------------
                                              Name:   Elizabeth MacLean
                                              Title:  Director

                                    NEW YORK LIFE INSURANCE COMPANY,

                                       by
                                               /s/ F. David Melka
                                           ------------------------------------
                                           Name:   F. David Melka
                                           Title:  Investment Vice President

                                    NEW YORK LIFE INSURANCE AND
                                    ANNUITY CORP.,

                                       by  NEW YORK LIFE INVESTMENT
                                           MANAGEMENT LLC, its
                                           Investment Manager,

                                           by     /s/ F. David Melka
                                              ---------------------------------
                                               Name:  F. David Melka
                                               Title: Director

                                    ELF FUNDING TRUST III,

                                       by  NEW YORK LIFE INVESTMENT
                                           MANAGEMENT LLC, as
                                           Attorney-in-Fact,

                                           by     /s/ F. David Melka
                                              ---------------------------------
                                               Name:  F. David Melka
                                               Title: Director

                                    NYLIM FLATIRON CLO 2003-1, LTD.,

                                       by  NEW YORK LIFE INVESTMENT
                                           MANAGEMENT LLC, as Collateral
                                           Manager and Attorney-in-Fact,

                                           by     /s/ F. David Melka
                                              ---------------------------------
                                               Name:  F. David Melka
                                               Title: Director

                                    NATEXIS BANQUES POPULAIRES,

                                       by
                                              /s/ Jordan H. Levy
                                         --------------------------------------
                                           Name:  Jordan H. Levy
                                           Title: Assistant Vice President

                                       by
                                              /s/ Yosmery D. Ortega
                                         --------------------------------------
                                           Name:  Yosmery D. Ortega
                                           Title: Associate

                                    MUIRFIELD TRADING LLC,

                                       by
                                              /s/ Ann E. Morris
                                         --------------------------------------
                                           Name:  Ann E. Morris
                                           Title: Asst. Vice President

                                    OLYMPIC FUNDING TRUST SERIES 1999-1,

                                       by
                                              /s/ Ann E. Morris
                                         --------------------------------------
                                           Name:  Ann E. Morris
                                           Title: Authorized Agent

                                    METROPOLITAN LIFE INSURANCE COMPANY,

                                       by
                                              /s/ Eric Savi
                                         --------------------------------------
                                           Name:  Eric Savi
                                           Title: Director

                                    MADISON AVENUE CDO III LTD.,

                                       by
                                              /s/ David W. Farrell
                                         --------------------------------------
                                           Name:  David W. Farrell
                                           Title: Director

                                    MADISON AVENUE CDO I LTD.,

                                       by
                                              /s/ David W. Farrell
                                         --------------------------------------
                                           Name:  David W. Farrell
                                           Title: Director

                                    LONG LANE MASTER TRUST IV,

                                       by  Fleet National Bank, as Trust
                                           Administrator,

                                           by     /s/ Kevin Kearns
                                              ---------------------------------
                                               Name:  Kevin Kearns
                                               Title: Managing Director

                                    LONG LANE MASTER TRUST II,

                                       by  Fleet National Bank, as Trust
                                           Administrator with respect to Series
                                           Eclipse,

                                           by     /s/ Kevin Kearns
                                              ---------------------------------
                                               Name:  Kevin Kearns
                                               Title: Managing Director

                                    KZH CRESCENT-2 LLC,

                                       by
                                              /s/ Hi Hua
                                         --------------------------------------
                                           Name:  Hi Hua
                                           Title: Authorized Agent

                                    KZH CRESCENT-3 LLC,

                                       by
                                              /s/ Hi Hua
                                         --------------------------------------
                                           Name:  Hi Hua
                                           Title: Authorized Agent

                                    KZH CYPRESSTREE-1 LLC,

                                       by
                                              /s/ Hi Hua
                                         --------------------------------------
                                           Name:  Hi Hua
                                           Title: Authorized Agent

                                    KZH ING-2 LLC,

                                       by
                                              /s/ Hi Hua
                                         --------------------------------------
                                           Name:  Hi Hua
                                           Title: Authorized Agent

                                    KZH RIVERSIDE LLC,

                                       by
                                              /s/ Hi Hua
                                         --------------------------------------
                                           Name:  Hi Hua
                                           Title: Authorized Agent

                                    KZH SOLEIL LLC,

                                       by
                                              /s/ Hi Hua
                                         --------------------------------------
                                           Name:  Hi Hua
                                           Title: Authorized Agent

                                    KZH SOLEIL-2 LLC,

                                       by
                                              /s/ Hi Hua
                                         --------------------------------------
                                           Name:  Hi Hua
                                           Title: Authorized Agent

                                    KZH STERLING LLC,

                                       by
                                              /s/ Hi Hua
                                         --------------------------------------
                                           Name:  Hi Hua
                                           Title: Authorized Agent

                                    STANFIELD QUATTRO CLO, LTD.,

                                       by  STANFIELD CAPITAL
                                           PARTNERS LLC, as its Collateral
                                           Manager

                                           by     /s/ Christopher E. Jansen
                                              ---------------------------------
                                               Name:  Christopher E. Jansen
                                               Title: Managing Partner

                                    STANFIELD/RMF TRANSATLANTIC CDO LTD.,

                                       by  STANFIELD CAPITAL
                                           PARTNERS LLC, as its Collateral
                                           Manager,

                                           by     /s/ Christopher E. Jansen
                                              ---------------------------------
                                               Name:  Christopher E. Jansen
                                               Title: Managing Partner

                                    STANFIELD CLO LTD.,

                                       by  STANFIELD CAPITAL
                                           PARTNERS LLC, as its Collateral
                                           Manager,

                                           by     /s/ Christopher E. Jansen
                                              ---------------------------------
                                               Name:  Christopher E. Jansen
                                               Title: Managing Partner

                                    STANFIELD CARRERA CLO, LTD.,

                                       by  STANFIELD CAPITAL
                                           PARTNERS LLC, as its Asset
                                           Manager,

                                           by     /s/ Christopher E. Jansen
                                              ---------------------------------
                                               Name:  Christopher E. Jansen
                                               Title: Managing Partner

                                    HAMILTON CDO, LTD.,

                                       by  STANFIELD CAPITAL
                                           PARTNERS LLC, as its Collateral
                                           Manager,

                                           by     /s/ Christopher E. Jansen
                                              ---------------------------------
                                               Name:  Christopher E. Jansen
                                               Title: Managing Partner

                                    WINDSOR LOAN FUNDING, LIMITED,

                                       by  STANFIELD CAPITAL
                                           PARTNERS LLC, as its Investment
                                           Manager,

                                           by     /s/ Christopher E. Jansen
                                              ---------------------------------
                                               Name:  Christopher E. Jansen
                                               Title: Managing Partner

                                    STANFIELD ARBITRAGE CDO, LTD.,

                                       by  STANFIELD CAPITAL
                                           PARTNERS LLC, as its Collateral
                                           Manager,

                                           by     /s/ Christopher E. Jansen
                                              ---------------------------------
                                               Name:  Christopher E. Jansen
                                               Title: Managing Partner

                                    SEQUILS I, LTD.,

                                       by  TCW ADVISORS, INC., as its
                                           Collateral Manager,

                                           by     /s/ G. Steven Kalin
                                              ---------------------------------
                                               Name:  Steven Kalin
                                               Title: Senior Vice President

                                           by     /s/ G. Richard F. Kurth
                                              ---------------------------------
                                               Name:  G. Richard F. Kurth
                                               Title: Senior Vice President

                                    EASTMAN HILL FUNDING I, LIMITED,

                                       by  TCW ADVISORS, INC., as its
                                           Collateral Manager,

                                           by     /s/ G. Steven Kalin
                                              ---------------------------------
                                               Name:  G. Steven Kalin
                                               Title: Senior Vice President

                                    LOAN FUNDING I LLC, A WHOLLY
                                    OWNED SUBSIDIARY OF CITIBANK,
                                    N.A.,

                                       by  TCW ADVISORS, INC., as
                                           Portfolio Manager of LOAN
                                           FUNDING I LLC,

                                           by     /s/ G. Steven Kalin
                                              ---------------------------------
                                               Name:  Steven Kalin
                                               Title: Senior Vice President

                                           by     /s/ G. Richard F. Kurth
                                              ---------------------------------
                                               Name:  Richard F. Kurth
                                               Title: Senior Vice President

                                    C-SQUARED CDO LTD.,

                                       by  TCW ADVISORS, INC., as its
                                           Portfolio Manager,

                                           by     /s/ G. Steven Kalin
                                              ---------------------------------
                                               Name:  Steven Kalin
                                               Title: Senior Vice President

                                    TCW SELECT LOAN FUND, LIMITED

                                       by  TCW ADVISORS, INC., as its
                                           Collateral Manager,

                                           by     /s/ G. Steven Kalin
                                              ---------------------------------
                                               Name:  Steven Kalin
                                               Title: Senior Vice President

                                           by     /s/ G. Richard F. Kurth
                                              ---------------------------------
                                               Name:  Richard F. Kurth
                                               Title: Senior Vice President

                                    SEQUILS IV, LTD.,

                                       by  TCW ADVISORS, INC., as its
                                           Collateral Manager,

                                           by     /s/ G. Steven Kalin
                                              ---------------------------------
                                               Name:  Steven Kalin
                                               Title: Senior Vice President

                                           by     /s/ G. Richard F. Kurth
                                              ---------------------------------
                                               Name:  Richard F. Kurth
                                               Title: Senior Vice President

                                    TUSCANY CDO, LIMITED,

                                       by  PPM AMERICA, INC., as Collateral
                                           Manager,

                                           by     /s/ Chris Kappas
                                              ---------------------------------
                                               Name:  Chris Kappas
                                               Title: Managing Director

                                    TRUMBULL THC, LTD.,

                                       by
                                              /s/ Tim Houghton
                                         --------------------------------------
                                           Name:  Tim Houghton
                                           Title: Attorney-in-Fact

                                    TRS CALLISTO, LLC,

                                       by     /s/ Deborah O'Keeffe
                                         --------------------------------------
                                           Name:  Deborah O'Keeffe
                                           Title: Vice President

                                    TRS ARIA, LLC,

                                       by
                                              /s/ Deborah O'Keeffe
                                         --------------------------------------
                                           Name:  Deborah O'Keeffe
                                           Title: Vice President

                                    TORONTO DOMINION (NEW YORK),
                                    INC.,

                                       by
                                              /s/ Michelle Manning
                                         --------------------------------------
                                           Name:  Michelle Manning
                                           Title: Vice President

                                    THE BANK OF NOVA SCOTIA,

                                       by
                                              /s/ V. Gibson
                                         --------------------------------------
                                           Name:  V. Gibson
                                           Title: Assistant Agent

                                    VENTURE CDO 2002, LIMITED,

                                       by  MJX ASSET MANAGEMENT
                                           LLC, as its investment advisor

                                           by     /s/ Martin Davey
                                              ---------------------------------
                                               Name:  Martin Davey
                                               Title: Managing Director

                                    VENTURE II CDO, LIMITED,

                                       by  MJX ASSET MANAGEMENT
                                           LLC, as its Investment Advisor,

                                           by     /s/ Martin Davey
                                              ---------------------------------
                                               Name:  Martin Davey
                                               Title: Managing Director